Maddox Ungar Silberstein, PLLC CPAs and Business Advisors
Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.maddoxungar.com

October 21, 2008

U.S. Securities and Exchange Commission
100 F. Street, NE
Washington, DC 20549-7561

Re: Bioenergy, Inc. -- SEC File No. 333-138074

Dear Ladies and Gentlemen:

We have read Item 4.01 on Form 8-K dated October 10, 2008, of Bioenergy, Inc. and are in agreement with the statements contained in paragraph one. We have no basis to agree or disagree with other statements of the registrant contained therein.

Yours truly,

/s/ Maddox Ungar Silberstein, PLLC

Maddox Ungar Silberstein, PLLC